FORM F-4
                              Exhibit Number 25.1

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                                                                  EXHIBIT 25.1



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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) |__|
                          ---------------------------

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                          13-5160382
(State of incorporation                           (I.R.S. employer
if not a U.S. national bank)                      identification no.)

One Wall Street, New York, N.Y.                   10286
(Address of principal executive offices)          (Zip code)

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                               CP Ships Limited
              (Exact name of obligor as specified in its charter)

New Brunswick                                     Not Applicable
(State or other jurisdiction of                   (I.R.S. employer
incorporation or organization)                    identification no.)

62-65 Trafalgar Square
London WC2N 5DY
United Kingdom
(Address of principal executive offices)          (Zip code)

                             CP Ships (UK) Limited
              (Exact name of obligor as specified in its charter)

England and Wales                                 Not Applicable
(State or other jurisdiction of                   (I.R.S. employer
incorporation or organization)                    identification no.)


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62-65 Trafalgar Square
London WC2N 5DY
United Kingdom
(Address of principal executive offices)          (Zip code)

                           Lykes Lines Limited, LLC
              (Exact name of obligor as specified in its charter)

Delaware                                          Not Applicable
(State or other jurisdiction of                   (I.R.S. employer
incorporation or organization)                    identification no.)

401 East Jackson Street
Suite 3300
Tampa, Florida                                    33602
(Address of principal executive offices)          (Zip code)

                            TMM Lines Limited, LLC
              (Exact name of obligor as specified in its charter)

Delaware                                          Not Applicable
(State or other jurisdiction of                   (I.R.S. employer
incorporation or organization)                    identification no.)

401 East Jackson Street
Suite 3300
Tampa, Florida                                    33602
(Address of principal executive offices)          (Zip code)


                        Senior Notes 10-3/8% due 2012
                     (Title of the indenture securities)

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1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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                 Name                                     Address
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  Superintendent of Banks of the State of     2 Rector Street, New York, N.Y.
  New York                                    10006, and Albany, N.Y. 12203

  Federal Reserve Bank of New York            33 Liberty Plaza, New York, N.Y.
                                              10045

  Federal Deposit Insurance Corporation       Washington, D.C.  20429

  New York Clearing House Association         New York, New York   10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


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                                   SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 16th day of September, 2002.


                                    THE BANK OF NEW YORK


                                    By:  /S/   MARY LAGUMINA
                                         ---------------------------
                                         Name: MARY LAGUMINA
                                         Title: VICE PRESIDENT


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